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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

June 10, 2002

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)


                               14400 Sweitzer Lane
                               Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    The Audit Committee of the Digex Board of Directors recommended to the Board that Ernst & Young LLP be engaged as the independent auditors of Digex. On June 10, 2002, pursuant to the recommendation of our Audit Committee, the Board of Directors approved the appointment of Ernst & Young LLP as our independent public accountants. Ernst & Young LLP audited Digex, Incorporated's consolidated financial statements for the years ended December 31, 1999 and 2000 and served as the Company's independent auditors through September 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 12, 2002


                                  DIGEX, INCORPORATED
                                     (Registrant)

                                  /s/ T. SCOTT ZIMMERMAN
                                 -----------------------
                                   T. Scott Zimmerman
                             Interim Chief Financial Officer,
                              Vice President and Controller

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